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EXHIBIT 10.8

SUBORDINATION AND TERMINATION AGREEMENT

This SUBORDINATION AND TERMINATION AGREEMENT ("Agreement") is being entered into as of October 9, 2001, between SILICON VALLEY BANK, a California banking corporation ("SVB"), and DIGITAL CREATIVE DEVELOPMENT CORPORATION ("DCDC"), a Utah corporation.

RECITALS

    A. IMSI as debtor and borrower ("Debtor") is indebted to SVB pursuant to a Loan and Security Agreement dated November 3, 1998 ("SVB Loan Agreement").

           The obligations under the SVB Loan Agreement ("SVB Obligations") are secured by all assets of IMSI described in said agreement ("Collateral").

           In addition the SVB Obligations are secured by the terms of the Intellectual Property Security Agreement ("IMSI IP Security Agreement") executed by IMSI dated November 3, 1999 and by the assets described therein ("IP Collateral").

           In addition the SVB Obligations are secured by the terms of a Pledge Agreement ("Pledge Agreement") executed by IMSI encumbering all shares of stock in ArtToday.com, Inc. ("ArtToday") which are owned by IMSI.

    B. IMSI is obligated to Union Bank of California ("UBOC") pursuant to the terms of the First Amended and Restated Loan Agreement dated as of April 23, 1999, between IMSI and UBOC, including any promissory notes issued thereto and all documents executed in connection therewith, as amended and modified (collectively, "UBOC Loan Agreement").

           The obligations under the UBOC Loan Agreement ("UBOC Obligations") are secured by the Collateral. In addition the UBOC Obligations are secured by the terms of the Intellectual Property Security Agreement executed by IMSI dated November 3, 1999 and by the IP Collateral.

           In addition the UBOC Obligations are secured by the terms of the Pledge Agreement encumbering all shares of stock in ArtToday which are owned by Borrower.

    C. UBOC and SVB have entered into an Intercreditor Agreement dated as of November 3, 1998 ("Intercreditor Agreement") which among other things provides that UBOC's lien on the assets of Borrower shall be senior to SVB's lien.

    D. The SVB Obligations and the UBOC Obligations are guarantied pursuant to the terms of a Limited Guaranty executed by ArtToday ("ArtToday Guaranty").

    E. The Obligations of ArtToday under the ArtToday Guaranty are secured by all of the assets of ArtToday pursuant to the terms of:

           (i) a Security Agreement (All Personal Property Assets) ("ArtToday Security Agreement"); and

           (ii) an Intellectual Property Security Agreement executed by ArtToday ("ArtToday IP Security Agreement").


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    F.     DCDC intends to merge with a subsidiary of IMSI ("Merger Subsidiary)
           in such a manner that Merger Subsidiary acquires all assets and obligations of DCDC (the "Merger Transaction"). Prior to such merger DCDC will purchase the UBOC Loan Agreement. As a result of the Merger Transaction, Merger Subsidiary shall acquire the UBOC Loan Agreement and all liens related thereto.

    G. Concurrent herewith IMSI and Bank and DCDC and other parties are entering into a Restructure Agreement of even date which will restructure and reduce the obligations owed by IMSI under the SVB Loan Agreement.

    H. Concurrent herewith IMSI is executing as maker a promissory note of even date herewith ("Revised Promissory Note") in the original principal sum of $1,200,000 which shall reflect the reduction of the monetary obligations of IMSI under the SVB Loan Agreement.

NOW, THEREFORE, in consideration of the premises and for other good valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SVB and DCDC ("Creditor") agree as follows:

No Third Party Beneficiaries. All understandings, agreements, representations and warranties contained herein are solely for the benefit of the parties hereto and there are no other parties (including, without limitation, IMSI) who are intended to be benefited in any way by this Agreement.

Definitions.

The term "Obligations" is used in this Agreement in its broadest and most comprehensive sense and shall mean all present and future indebtedness of Debtor which may be, from time to time, directly or indirectly, incurred by Debtor, including without limitation, any negotiable instruments evidencing the same, and all guaranties, debts, demands, monies, indebtedness, liabilities and obligations owed (or to become owing), including interest, principal, costs and other charges and all claims, rights, causes of action, judgments, decrees, remedies, security interests, or other obligations of any kind whatsoever, and however arising whether voluntary, involuntary, absolute, contingent or by operation of law.

For purposes of this Agreement, "Creditor Obligations" shall mean all Obligations owing at any time by Debtor to Creditor, including, without limitation, obligations owed under the UBOC Loan Agreement, and all interest accruing during a bankruptcy proceeding with respect to Debtor, notwithstanding any law to the contrary.

For purposes of this Agreement, "Senior Obligations" shall mean all Obligations owing at any time by Debtor to SVB including without limitation all obligations under the SVB Loan Agreement and the Restructure Agreement and including, without limitation, interest accruing during a bankruptcy proceeding with respect to Debtor, notwithstanding any law to the contrary.

Subordination.

Creditor agrees that payment of any Creditor Obligations and any guaranty thereof is and shall be expressly subordinate and junior in right of payment to the prior indefeasible payment in full in cash or cash equivalents of all Senior Obligations. In furtherance of the foregoing, Debtor shall not make, and Creditor shall not accept, receive or retain from Debtor, any direct or indirect payment (in cash, property, or securities or by set-off or otherwise) upon or in respect of the Creditor Obligations, or in respect of any acceleration, demand, suit for collection, action or enforcement of the Creditor Obligations or in respect of any prepayment, redemption, retirement, purchase or other acquisition of the Creditor Obligations, until all the Senior Obligations have been indefeasibly paid in full in cash or cash equivalents. For the purpose hereof, a credit bid at a foreclosure sale by Bank or its successor or assign shall be deemed a "cash equivalent" in the amount of the credit bid.


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Any and all liens on assets of Debtor which secure the Senior Obligations, including, without limitation, on the IP Collateral and Collateral, shall at all times be and remain senior to any and all liens on such assets which secure the Creditor Obligations regardless of the time or priority of any filings to perfect such liens. All proceeds received by Creditor on such liens will be disposed of as provided above.

Creditor's rights to collect from any guarantor ("Guarantor") under any guaranty of any Creditor Obligations shall be junior to all rights which SVB may have to collect from said Guarantor under any guaranty of the Senior Obligations.

Any and all liens on assets of any Guarantor which secure a guaranty of the Senior Obligations shall at all times be and remain senior to any and all liens on such assets which secure a guaranty of the Creditor Obligations regardless of the time or priority of any filings to perfect such liens.

No Enforcement. Unless and until all the Senior Obligations shall be indefeasibly paid in full in cash, Creditor covenants and agrees that during the Standstill Period (defined below) it shall not, directly or indirectly: (i) exercise or enforce any right of acceleration, demand or set-off against Debtor or the assets or property of Debtor; (ii) make any claim or commence or initiate any action, lawsuit, case or proceeding against Debtor or join together or with any creditor in any action, lawsuit, case or proceeding against Debtor (other than filing any claims in Debtor's bankruptcy); (iii) ask for, demand, take, accept, receive or take any action to obtain, any security interest or lien on the assets or property of Debtor, except as specified below, or exercise any right or remedy with respect to Debtor or the assets or property of Debtor; (iv) contact any account debtors of Debtor or otherwise seek payment from any obligor an any collateral held by Creditor to secure any Creditor Obligations; (v) exercise any right of foreclosure or any right or remedy with respect to any lien (consensual or otherwise) held on any asset of Debtor including; (vi) enforce any rights under any guaranty of the Creditor Obligations or any collateral for such guaranty; or (vii) take any other action that interferes with, is prejudice to or inconsistent with SVB's rights and senior position with respect to Debtor or the assets or property of Debtor including, without limitation, that Creditor shall not take any action that will impede, interfere with, restrict, or restrain the exercise by SVB of its rights and remedies. The "Standstill Period" shall be 180 days from the date that Creditor provides written notice to SVB that an event of default with respect to all or any part of the Creditor Obligations has occurred; provided, however, that the Standstill Period will be extended beyond 180 days to the extent (and for the duration of the period) that (A) SVB is taking action to enforce its rights or (B) SVB is stayed from taking action to enforce its rights by operation of law or court order.

Representation Warranties and Covenants. Creditor represents, covenants and agrees that it (a) is the owner and holder of a portion of the Creditor Obligations and that it has not sold or assigned any interest therein, (b) does not have a security interest or lien on the property or the assets of Debtor except the liens which secure the UBOC Loan Agreement, (c) will not, without SVB's prior written consent, sell, assign or dispose of Creditor Obligations or any interest therein, (d) will not, without SVB's prior written consent, grant, create, or incur any security interest, lien, charge or other encumbrance whatsoever upon the Creditor Obligations and (e) will not, without SVB's prior written consent, change the payment terms as regards any of the Creditor Obligations. Creditor agrees that if any Creditor Obligations constitute promissory notes, such notes shall have a legend printed on their faces stating that payments and enforcement of the said notes are subordinated to the Senior Obligations pursuant to the terms of this Agreement.

Assignment. In furtherance of the foregoing effective upon a bankruptcy or liquidation of Debtor, Creditor assigns to SVB all of its rights in any claims it may then have against Debtor or its properties arising out of or relating to the Creditor Obligations ("Creditor Claims"); and pursuant hereto, in the event of any assignment by Debtor for the benefit of Debtor's creditors in any bankruptcy, receivership or other insolvency proceeding relative to Debtor or its properties, SVB shall have the right to act as Creditor's attorney-in-fact for the purposes specified herein. Creditor hereby irrevocably appoints SVB, and each of its partners, its true and lawful attorney, and grants to SVB a power of attorney with full power of substitution in the name of Creditor or in the name of SVB (which power is coupled with an interest and is irrevocable), for the use and benefit of SVB, without notice to Creditor or its successors or


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assigns, at SVB's option, to: (a) enforce the Creditor Claims either in SVB's own name or in the name of Creditor, by proof of debt, proof of claim, suit or otherwise; (b) collect any assets of Debtor distributed, divided or applied by way of dividend or payment, or any securities or the proceeds of any realization upon the same in respect of the Creditor Claims, and apply same to the Senior Obligations until all of such have been indefeasibly paid in full in cash or cash equivalents; and (c) vote and exercise any and all rights in respect of the Creditor Claims including without limitation, to accept or reject any plan of partial or complete liquidation, reorganization or arrangement. Any Assignee for the benefit of creditors, Bankruptcy Trustee or Receiver for Debtor, or any person in charge of Debtor, is hereby directed to pay to Bank the full amount of the Senior Obligations before making any payment to Creditor.

Trust. Any payments by Debtor or any Guarantor or any distribution of assets of Debtor or any Guarantor of any kind or character, whether in cash, property or securities or by set-off or otherwise, which are not permitted to be received or retained by Creditor hereunder or are received by Creditor during any reorganization or insolvency proceeding prior to payment of the Senior Obligations in full shall be held by Creditor in trust for, and turned over to, SVB for application to the Senior Obligations until all such Senior Obligations shall have been indefeasibly paid in full in cash or cash equivalents.

Effectiveness.

This Agreement shall become effective, immediately and automatically upon the effectiveness of the Revised Promissory Note as set forth in Section 11 of the Restructure Agreement.

The subordinations and agreements set forth herein shall remain in full force and effect until Debtor has paid in full in cash or cash equivalents the Senior Obligations. The rights and obligations of Creditor and SVB hereunder shall not be affected by any act or failure to act by Debtor (regardless of any knowledge Bank may have thereof) or the bankruptcy or insolvency of Debtor and shall be effective regardless of whether either SVB or Creditor in the future seeks to rescind, amend, terminate or reform by litigation or otherwise their respective agreements with Debtor.

Termination of Intercreditor Agreement.

Effective immediately and automatically upon the Revised Promissory Note becoming effective as set forth in Section 11 of the Restructure Agreement, the Intercreditor Agreement shall be deemed terminated and of no further force or effect.

If thereafter for any reason the obligations under the SVB Loan Agreement as reinstated, the Intercreditor Agreement shall continue to be terminated and shall not revive or be reinstated.

No Attachment. Except as hereafter provided, Creditor further agrees that in case Creditor should take or receive any additional security interest in, or additional lien by way of attachment, execution, or otherwise on any property, real or personal, or should take or join in any other measure or advantage contrary to this Agreement, at any time prior to the payment in full of all of the Senior Obligations, SVB shall be entitled to have the same vacated, dissolved and set aside by such proceedings at law, or otherwise, as SVB may deem proper, and this Agreement shall be and constitutes full and sufficient grounds therefor and shall entitle SVB to intervene and become a party to any proceedings at law, or otherwise, initiated by SVB or by Creditor or by any other party, in or by which SVB may deem it proper to protect SVB's interests hereunder. Creditor agrees that if it violates this Agreement, it shall be liable to SVB for all losses and damages sustained by SVB by reason of such breach, including SVB's reasonable attorneys' fees and costs in any such legal action.

No Information. Creditor agrees that SVB shall have no duty to advise Creditor of any information known to SVB regarding the financial condition of Debtor or any circumstance relating to the Senior Obligations. Creditor assumes sole, continuing responsibility for obtaining such information from sources other than SVB.


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Collection of Senior Obligations. Creditor agrees that SVB shall have absolute power and discretion, without notice to Creditor, to deal in any manner with the Senior Obligations and any security therefor including (without limitation) release, surrender, extension or renewal, acceleration, compromise or substitution. Creditor hereby waives and agrees not to assert against SVB any and all rights which a guarantor or surety could exercise. (However, nothing herein shall constitute Creditor a guarantor or surety.) Creditor hereby waives the right, if any, to require that SVB marshal or otherwise require SVB to proceed to dispose of or foreclose upon collateral in any matter or order. Creditor further waives any defense arising by reason of any claim or defense based upon an election of remedies by SVB which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes Creditor's subrogation rights, rights to proceed against the Debtor for reimbursement, and/or any other rights of Creditor.

Further Assurances. Creditor agrees to execute and deliver such additional instruments and documents and take such additional actions as SVB may reasonably request in order to carry out and evidence the terms of this Agreement.

Choice of Law. This Agreement shall be governed by and construed under the laws of the State of California and shall be binding and inure to the benefit of the successors and assigns of the parties hereto. In case any provision hereof shall be determined to be unenforceable, the remaining provisions hereof shall remain valid and enforceable.

Notices. All notices hereunder shall be in writing to the addresses set forth below and shall be deemed to be effective one day after sending by reputable overnight courier service or three days after mailing by certified or registered mail, postage prepaid, return receipt requested.

SVB:                                       WITH NOTICE TO:

Silicon Valley Bank                        Peter S. Munoz
160 Spear Street, Suite 360                Crosby, Heafey, Roach & May
San Francisco, CA  94105                   Two Embarcadero Center, 20th Floor
Attn:  Susan Phillips McGee                San Francisco, CA  94111
Facsimile:  415-369-0195                   Facsimile:  (415) 391-8269

DCDC:                                      WITH NOTICE TO:

Martin Wade, President & CEO               Hank Gracin, Esq.
Digital Creative Development Corporation   Lehman & Eilen, LLP
67 Irving Place North, 4th Floor           50 Charles Lindbergh Blvd., Suite 505
New York, New York 10003                   Uniondale, New York 11553
Facsimile:  212-388-9897                   Facsimile:  516-222-0948

Integration. This Agreement constitutes the final and complete agreement of the parties hereto and shall not be amended or modified except in writing signed by SVB and Creditor. This Agreement may be executed in any number of counterparts, each of which when signed will be deemed to be an original and all such counterparts together shall be deemed to be an original.

Revivor. If, after payment of the Senior Debt, the Debtor thereafter becomes liable to Bank on account of the Senior Debt, or any payment made on the Senior Debt shall for any reason be returned by SVB, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Senior Debt, without the necessity of any further act or agreement between SVB and Creditor.

Attorneys' Fees. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of its costs and expenses (including, without limitation, reasonable attorneys' fees) from the non-prevailing party.


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In witness whereof, the parties hereto have executed this Subordination and
Termination Agreement as of the date first written above.

BANK:                                  CREDITORS:

SILICON VALLEY BANK,                   DIGITAL CREATIVE DEVELOPMENT CORPORATION,
a California banking corporation       a Utah corporation

By: /s/ SUSAN PHILLIPS McGEE           By:    /s/ MARTIN WADE III
    -------------------------------           ----------------------------------
                                       Name:  MARTIN WADE III
                                              ----------------------------------
                                       Title: President and CEO
                                              ----------------------------------

                                       By:
                                              ----------------------------------
                                       Its:
                                              ----------------------------------

                                              By:
                                                   -----------------------------
                                              Its:
                                                   -----------------------------


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